UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2021 (June 17, 2021)

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103 Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMPH	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

On June 17, 2021, KemPharm, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), for the following purposes:

●

to elect the nominees of the board of directors of the Company, Matthew R. Plooster and Joseph B. Saluri, to the Company's board of directors to hold office until the 2024 annual meeting of stockholders;

●	to ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021;.

●	to approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy materials;

●	to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company's named executive officers;

●	to approve the Company's 2021 Employee Stock Purchase Plan; and

●	to approve the Company's Amended and Restated 2014 Equity Incentive Plan.

Of the 28,489,300 shares outstanding as of the record date, 15,631,301 shares, or 54.87%, were present or represented by proxy at the 2021 Annual Meeting. At the 2021 Annual Meeting, each of Matthew R. Plooster and Joseph B. Saluri was re-elected as a director of the Company. Also at the 2021 Annual Meeting, the stockholders of the Company:

●	ratified the appointment of RSM US LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021;

●	approved, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy materials;

●	indicated, on an advisory basis, a frequency of stockholder advisory votes on the compensation of the Company's named executive officers of 3 years;

●	approved the Company's 2021 Employee Stock Purchase Plan; and

●	approved the Company's Amended and Restated 2014 Equity Incentive Plan.

The final voting results on each of the matters submitted to a vote of stockholders at the 2021 Annual Meeting were as follows:

1.	Election of Directors	For	Withheld	Broker Non-Votes
	Matthew R. Plooster	6,803,465	1,489,665	7,338,171
	Joseph B. Saluri	3,459,163	4,833,967	7,338,171

		For	Against	Abstentions	Broker Non-Votes
2.	Ratification of the appointment of RSM US LLP as the independent registered public accounting firm for the Company's fiscal year ending December 31, 2021	13,086,299	106,227	2,438,775	—

3.	Approval, on an advisory basis, of the compensation of the Company's named executive officers as disclosed in the proxy materials	6,845,736	1,287,944	159,450	7,338,171

		Three Years	Two Years	One Year	Abstain	Broker Non-Votes
4.	Indication, on an advisory basis, of the preferred frequency of stockholder advisory votes on the compensation of the Company's named executive officers	5,017,547	798,429	2,377,505	99,649	7,338,171

		For	Against	Abstentions	Broker Non-Votes
5.	Approval of the Company's 2021 Employee Stock Purchase Plan	7,650,535	548,681	93,914	7,338,171

6.	Approval of the Company's Amended and Restated 2014 Equity Incentive Plan	5,913,956	2,189,649	189,525	7,338,171

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: June 24, 2021	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer